Acquisition of Balemaster Manufacturer of balers and related equipment AUGUST 24, 2021 Exhibit 99.2

Forward-Looking Statements The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about the financial and operating performance of Balemaster, the benefits of the acquisition, and the expected future business and financial performance of Balemaster. These forward-looking statements represent Kadant’s expectations as of the date of this presentation. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause our actual results to differ materially from these forward-looking statements as a result of various important factors, including those set forth under the heading "Risk Factors" in Kadant’s annual report on Form 10-K for the fiscal year ended January 2, 2021 and subsequent filings with the Securities and Exchange Commission. These include risks and uncertainties relating to Kadant's ability to successfully integrate Balemaster and its operations and employees and realize anticipated benefits from the acquisition; unanticipated disruptions to the business, general and regional economic conditions, and the future performance of Balemaster; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement of the acquisition; competitive and/or investor responses to the acquisition; uncertainty of the expected financial performance of the combined operations; the ability to realize anticipated synergies and cost savings; unexpected costs, charges or expenses resulting from the acquisition; the impact of the COVID-19 pandemic on our operating and financial results; adverse changes in global and local economic conditions; the variability and difficulty in accurately predicting revenues from large capital equipment and systems projects; health epidemics; our acquisition strategy; levels of residential construction activity; reductions by our wood processing customers of their capital spending or production of oriented strand board; changes to the global timber supply; development and use of digital media; cyclical economic conditions affecting the global mining industry; demand for coal, including economic and environmental risks associated with coal; failure of our information systems or breaches of data security and cybertheft; implementation of our internal growth strategy; price increases or shortages of raw materials; competition; changes in our tax provision or exposure to additional tax liabilities; our ability to successfully manage our manufacturing operations; disruption in production; future restructurings; loss of key personnel and effective succession planning; protection of intellectual property; climate change; adequacy of our insurance coverage; global operations; policies of the Chinese government; the variability and uncertainties in sales of capital equipment in China; currency fluctuations; economic conditions and regulatory changes caused by the United Kingdom’s exit from the European Union; changes to government regulations and policies around the world; compliance with government regulations and policies and compliance with laws; environmental laws and regulations; environmental, health and safety laws and regulations impacting the mining industry; our debt obligations; restrictions in our credit agreement and note purchase agreement; substitution of an alternative index for LIBOR; soundness of financial institutions; fluctuations in our share price; and anti-takeover provisions. KAI-ACQUISITION UPDATE INVESTOR PRESENTATION–AUGUST 2021 | © 2021 KADANT INC. 2

Balemaster Manufacturer of balers and related equipment KAI-ACQUISITION UPDATE INVESTOR PRESENTATION–AUGUST 2021 | © 2021 KADANT INC. 3

Balemaster Acquisition Overview • Manufacturer of balers and shredders used to recycle or process fiber waste • Founded in 1946, built a solid reputation for quality balers and related equipment • Based in Crown Point, Indiana with a sales presence throughout North America • Strong market position in paper mills, box plants, and large retail and distribution centers • Revenue for the trailing twelve months (TTM) ended June 30, 2021 was $22 million • Purchase price was approximately $54 million, representing a 6.7x adjusted EBITDA multiple • Closed August 23, 2021 KAI-ACQUISITION UPDATE INVESTOR PRESENTATION–AUGUST 2021 | © 2021 KADANT INC. 4

Balemaster Acquisition Rationale • Stable business with leading position in core fiber-based markets • Highly complementary product offering to Kadant PAAL balers • Our leading European baler brand can leverage Balemaster’s established sales network in the U.S. • Favorable market conditions with growing ecommerce expected to continue to drive demand for balers from box plants and retail distribution centers • Well-established brand with excellent financial metrics KAI-ACQUISITION UPDATE INVESTOR PRESENTATION–AUGUST 2021 | © 2021 KADANT INC. 5

Kadant and Balemaster Together • Complementary geographic coverage provides minimal overlap and broad global footprint • Advances our ability to extend market coverage for our complementary performance-baler products • Combination of two leading baler manufacturers in the U.S. and Europe 6

Integration • Use multi-brand strategy retaining the strength of the Balemaster brand • U.S. manufacturing operations will continue as part of our decentralized operating structure • Anticipate sharing of best practices and collaboration • Balemaster will become part of our Material Handling reporting segment KAI-ACQUISITION UPDATE INVESTOR PRESENTATION–AUGUST 2021 | © 2021 KADANT INC. 7

Questions & Answers To ask a question, please call 888-326-8410 within the U.S. or +1 704-385-4884 outside the U.S. and reference 298 7001. Please mute the audio on your computer. KAI-ACQUISITION UPDATE INVESTOR PRESENTATION–AUGUST 2021 | © 2021 KADANT INC. 8

INVESTOR RELATIONS CONTACT Michael McKenney, 978-776-2000 IR@kadant.com MEDIA RELATIONS CONTACT Wes Martz, 269-278-1715 media@kadant.com AUGUST 24, 2021